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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A

                                 AMENDMENT No. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported)   July 27, 1998
                                                          ----------------------

                              THE GSI GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-43089                                     37-0856587
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


1004 E. Illinois Street, Assumption, Illinois                       62510
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (217) 226-4421
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

          Exhibit No.  Document Description

          2.1 Stock Purchase Agreement, dated June 30, 1998, by and among Cumberland do Brasil Ltda., Avemarau Equipamentos
                       Agricolas Ltda. and the stockholders of Avemarau
                       Equipamentos Agricolas Ltda.


          2.2 Agreement for Non-Competition, dated June 30, 1998, by and among the stockholders of Avemarau Equipamentos
                       Agricolas Ltda. and The GSI Group, Inc.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE GSI GROUP, INC.



Dated: July 27, 1998          By:  /s/ John W. Funk
                                  ------------------------------------
                                  John W. Funk
                                  Chief Financial Officer

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                                 EXHIBIT INDEX
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

Exhibit No.      Document Description
-----------      --------------------

2.1*             Stock Purchase Agreement, dated June 30, 1998, by and among
                 Cumberland do Brasil Ltda., Avemarau Equipamentos Agricolas
                 Ltda. and the stockholders of Avemarau Equipamentos Agricolas
                 Ltda.

2.2* Agreement for Non-Competition, dated June 30, 1998, by and among the stockholders of Avemarau Equipamentos Agricolas Ltda.
                 and The GSI Group, Inc.

_________________
* Filed with this Amendment No. 1.

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